Exhibit 1

                                    AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Concorde Career Colleges, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         Executed this 26th day of March, 1997.



                                        /s/ Edward L. Cahill
                                        --------------------
                                        Edward L. Cahill


                                        /s/ David L. Warnock
                                        --------------------
                                        David L. Warnock


                                        CAHILL, WARNOCK STRATEGIC
                                        PARTNERS FUND, L.P.

                                        By:  Cahill, Warnock Strategic Partners,
                                             L.P., its Sole General Partner

                                           By: /s/ Edward L. Cahill
                                               ---------------------------------
                                               Edward L. Cahill, General Partner










                                           By: /s/ David L. Warnock
                                               ---------------------------------
                                               David L. Warnock, General Partner


                                       CAHILL, WARNOCK STRATEGIC
                                       PARTNERS, L.P.

                                       By: /s/ Edward L. Cahill
                                           ------------------------------------
                                           Edward L. Cahill, General Partner


                                       By: /s/ David L. Warnock
                                           ------------------------------------
                                           David L. Warnock, General Partner



                                       STRATEGIC ASSOCIATES, L.P.

                                       By:  Cahill, Warnock & Co., LLC, its
                                                sole General Partner

                                           By: /s/ Edward L. Cahill
                                               -------------------------------
                                               Edward L. Cahill, Member

                                           By: /s/ David L. Warnock
                                               -------------------------------
                                               David L. Warnock, Member


                                       CAHILL, WARNOCK & CO., LLC

                                       By: /s/ Edward L. Cahill
                                           ----------------------------
                                           Edward L. Cahill, Member


                                       By: /s/ David L. Warnock
                                           ----------------------------
                                           David L. Warnock, Member